Exhibit 99.1

FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces

Second Quarter 2012 Financial Results

Record $24.4 Million Second Quarter Revenue Grows 35 percent Year-over-Year

Carlsbad, Calif. – August 2nd, 2012 – MaxLinear, Inc. (NYSE: MXL), a provider of integrated, radio-frequency (RF) and mixed-signal semiconductor solutions for broadband communications applications, today announced financial results for the second quarter ended June 30, 2012.

Management Commentary

“We are pleased to have delivered record revenue of $24.4 million in the quarter, with revenue growth of 18 percent quarter-over-quarter, and 35 percent year-over-year, representing our largest increases since becoming a public company,” commented Kishore Seendripu, Ph.D., Chairman and CEO. “These strong sequential results reflect particularly strong product cycle momentum for our emerging Cable solutions across a wide range of applications, accompanied by a stabilization of our Terrestrial solutions revenue, despite challenging global macroeconomic conditions.”

“In addition to our positive financial results, in the second quarter of 2012 our market leading MxL265 & MxL267 16 and 24 channel Full Spectrum Capture cable receiver solutions were selected for use in Intel Puma 6 DOCSIS 3.0 cable gateway reference designs, enabling exciting new high-bandwidth internet, television, and gaming experiences and further validating our underlying 4th Generation CMOS RF broadband technology platform.”

Generally Accepted Accounting Principles (GAAP) Results

Net revenue for the second quarter of 2012 was $24.4 million, an increase of 18.1 percent compared to the first quarter of 2012 and an increase of 35.0 percent compared to the second quarter of 2011. Gross profit in the second quarter of 2012 was 62 percent of revenue, compared to 60 percent in the first quarter of 2012 and 63 percent in the second quarter of 2011.

Net loss for the second quarter of 2012 was $2.6 million, or $0.08 per share (diluted), compared with $6.6 million, or $0.20 per share (diluted), for the first quarter of 2012 and $4.8 million or $0.15 per share (diluted), for the second quarter of 2011.

Cash, cash equivalents and investments totaled $84.3 million at June 30, 2012, compared to $83.4 million at March 31, 2012, and $85.7 million at December 31, 2011.

Cash flow provided by operations for the second quarter of 2012 totaled $1.0 million, versus cash flow used in operations for the first quarter of 2012 of $1.1 million, and $0.4 million used in the second quarter of 2011.

Non-GAAP Results

Non-GAAP gross profit in the second quarter of 2012 was 62 percent of revenue, compared to 60 percent in the first quarter of 2012 and 63 percent in the second quarter of 2011.

Non-GAAP net income for the second quarter of 2012 was $1.8 million, or $0.05 per share (diluted), compared with non-GAAP net loss of $2.0 million, or $0.06 per share (diluted), for the first quarter of 2012, and non-GAAP net loss of $0.6 million, or $0.02 per share (diluted), for the second quarter of 2011.

Third Quarter 2012 Guidance

The Company also announced today that it currently expects revenues for the quarter ending September 30, 2012 to total between $27.0 million and $28.0 million, representing 10-15% sequential growth, and over 50% year-over year revenue growth.

Conference Call Details

MaxLinear will host its second quarter 2012 financial results conference call today, August 2, 2012 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-866-225-8754 / International: 1-480-629-9818 with conference ID: 4550277. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at www.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com until August 16, 2012. A replay of the conference call will also be available until August 16, 2012 by dialing toll free 1-800-406-7325 or 1-303-590-3030 and referencing passcode: 4550277.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance, including our expectations for third quarter 2012 revenues; trends and growth opportunities in specific product markets such as cable and terrestrial applications; and opportunities associated with new product offerings and our strategy to expand our addressable market. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business and operating results, include, among others, intense competition in our industry; uncertainties concerning how end user markets for our products will develop, including end user markets for the cable and terrestrial applications of our products as well as end user markets for products currently in development; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; our dependence on a limited number of customers for a substantial portion of our revenues; the timing and development of the global transition from analog to digital television; intellectual property risks; our lack of long-term supply contracts and dependence on limited sources of supply; and potential decreases in average selling prices for our products. In addition, with respect to our recently completed export control compliance review, we face risks associated with the potential for government enforcement proceedings and the assessment of civil or criminal fines or penalties materially in excess of those currently estimated and accrued. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Additional risks, uncertainties, and other information will be contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which MaxLinear expects to file with the SEC in August 2012.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP net income (loss), income (loss) from operations, gross profit, and earnings (loss) per share. These supplemental measures exclude the effects of (i) stock-based compensation expense and its related tax effect, if any; (ii) an accrual related to our performance based bonus plan for 2012, which if achieved will be settled in stock in 2013; (iii) expenses associated with our acquisition of certain new market related technology licenses; and (iv) estimated fines and penalties and professional fees related to our previously disclosed export compliance and intellectual property litigation matters. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.

The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:

Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. In addition, we exclude the related tax effect of stock-based compensation expense, if any, from non-GAAP net income.

Any bonus payments under our 2012 bonus plans will be settled through the issuance of Class A common stock under our equity incentive plans. While we include the dilutive impact of equity awards in weighted average shares outstanding, if any, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.

Expenses incurred in relation to the purchase of certain new market related technology licenses, intellectual property litigation and estimated fines, penalties and professional fees related to export compliance matters are unrelated to our underlying business. Therefore, we do not believe these are indicative of our core operating performance and exclude these expenses in management evaluations of our business.

Expenses incurred in relation to our export compliance review include (i) charges relating to estimates of potential export compliance fines and penalties and (ii) professional fees incurred as a result of the Audit Committee’s review and the final voluntary disclosures submitted to governmental agencies.

Expenses incurred in relation to our intellectual property litigation with Silicon Laboratories include professional fees incurred. The Company believes the lawsuit is without merit and intends to vigorously defend itself.

Reconciliations of non-GAAP measures disclosed in this press release appear below.

About MaxLinear, Inc.

MaxLinear, Inc. is a provider of integrated, radio-frequency (RF) and mixed-signal semiconductor solutions for broadband communications applications. MaxLinear is located in Carlsbad, California, and its address on the Internet is www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contacts:

Nick Kormeluk

IR Sense

Tel: 949-415-7745

nick@irsense.com

MaxLinear, Inc. Corporate Contact:

Adam Spice

Chief Financial Officer

Tel: 760-692-0711, Extension 196

MAXLINEAR, INC.

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011
Net revenue	$24,420	$20,683	$18,094
Cost of net revenue	9,298	8,267	6,659

Gross profit	15,122	12,416	11,435
Operating expenses:
Research and development	10,995	11,908	12,655
Selling, general and administrative	6,624	6,959	4,464

Total operating expenses	17,619	18,867	17,119

Loss from operations	(2,497)	(6,451)	(5,684)
Interest income	82	65	78
Interest expense	(15)	(19)	(2)
Other income (expense), net	1	(96)	(24)

Loss before income taxes	(2,429)	(6,501)	(5,632)
Provision (benefit) for income taxes	130	61	(836)

Net loss	$(2,559)	$(6,562)	$(4,796)

Net loss per share:
Basic	$(0.08)	$(0.20)	$(0.15)

Diluted	$(0.08)	$(0.20)	$(0.15)

Shares used to compute net loss per share:
Basic	33,578	33,312	32,442

Diluted	33,578	33,312	32,442

MAXLINEAR, INC.

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Six Months Ended June 30,
	2012	2011
Net revenue	$45,103	$35,002
Cost of net revenue	17,565	12,736

Gross profit	27,538	22,266
Operating expenses:
Research and development	22,903	20,521
Selling, general and administrative	13,583	9,296

Total operating expenses	36,486	29,817

Loss from operations	(8,948)	(7,551)
Interest income	147	171
Interest expense	(34)	(6)
Other expense, net	(95)	(75)

Loss before income taxes	(8,930)	(7,461)
Provision (benefit) for income taxes	191	(1,517)

Net loss	$(9,121)	$(5,944)

Net loss per share:
Basic	$(0.27)	$(0.18)

Diluted	$(0.27)	$(0.18)

Shares used to compute net loss per share:
Basic	33,445	32,241

Diluted	33,445	32,241

MAXLINEAR, INC.

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011
Operating Activities
Net loss	$(2,559)	$(6,562)	$(4,796)
Adjustments to reconcile net loss to cash used in operating activities:
Amortization and depreciation	831	870	755
Amortization of investment premiums, net	301	249	284
Stock-based compensation	2,333	2,223	1,432
Deferred income taxes	—	—	(852)
Write down of long-lived assets	2	69	—
Changes in operating assets and liabilities:
Accounts receivable	(3,879)	(648)	(729)
Inventory	(1,771)	1,316	(1,439)
Prepaid and other assets	(465)	228	(509)
Accounts payable and accrued expenses	5,669	1,486	5,512
Accrued compensation	598	1,567	(445)
Deferred revenue and deferred profit	(289)	(1,515)	(676)
Other long-term liabilities	184	(363)	1,099

Net cash provided by (used in) operating activities	955	(1,080)	(364)
Investing Activities
Purchases of property and equipment	(778)	(848)	(1,078)
Purchases of intangible assets	—	(195)	—
Purchases of available-for-sale securities	(25,070)	(32,390)	(30,205)
Maturities of available-for-sale securities	12,601	30,250	19,403

Net cash used in investing activities	(13,247)	(3,183)	(11,880)
Financing Activities
Payments on capital leases	(5)	(24)	(11)
Net proceeds from issuance of common stock	1,008	55	1,035

Net cash provided by financing activities	1,003	31	1,024

Effect of exchange rate changes on cash and cash equivalents	5	2	7
Decrease in cash and cash equivalents	(11,284)	(4,230)	(11,213)
Cash and cash equivalents at beginning of period	23,796	28,026	33,147

Cash and cash equivalents at end of period	$12,512	$23,796	$21,934

MAXLINEAR, INC.

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Six Months Ended June 30,
	2012	2011
Operating Activities
Net loss	$(9,121)	$(5,944)
Adjustments to reconcile net loss to cash used in operating activities:
Amortization and depreciation	1,701	1,431
Amortization of investment premiums, net	550	601
Stock-based compensation	4,556	3,037
Deferred income taxes	—	(1,543)
Write down of long-lived assets	71	1
Changes in operating assets and liabilities:
Accounts receivable	(4,527)	(5,275)
Inventory	(455)	750
Prepaid and other assets	(237)	(48)
Accounts payable and accrued expenses	7,155	6,671
Amounts due to related party	—	(1,746)
Accrued compensation	2,165	11
Deferred revenue and deferred profit	(1,804)	(1,494)
Other long-term liabilities	(179)	1,090

Net cash used in operating activities	(125)	(2,458)
Investing Activities
Purchases of property and equipment	(1,626)	(1,742)
Purchases of intangible assets	(195)	—
Purchases of available-for-sale securities	(57,460)	(58,847)
Maturities of available-for-sale securities	42,851	61,968

Net cash provided by (used in) investing activities	(16,430)	1,379
Financing Activities
Payments on capital leases	(29)	(36)
Net proceeds from issuance of common stock	1,063	1,476

Net cash provided by financing activities	1,034	1,440

Effect of exchange rate changes on cash and cash equivalents	7	10
Increase (decrease) in cash and cash equivalents	(15,514)	371
Cash and cash equivalents at beginning of period	28,026	21,563

Cash and cash equivalents at end of period	$12,512	$21,934

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2012	March 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$12,512	$23,796	$28,026
Short-term investments, available-for-sale	68,784	52,299	47,156
Accounts receivable, net	14,948	11,069	10,421
Inventory	8,537	6,766	8,082
Prepaid expenses and other current assets	1,633	1,163	1,394

Total current assets	106,414	95,093	95,079
Property and equipment, net	5,431	5,052	5,494
Long-term investments, available-for-sale	2,999	7,323	10,554
Intangible assets	648	834	1,021
Other long-term assets	226	231	228

Total assets	$115,718	$108,533	$112,376

Liabilities and stockholders’ equity
Current liabilities	$25,505	$19,280	$18,494
Other long-term liabilities	676	492	855
Capital lease obligations, net of current portion	—	1	2
Total stockholders’ equity	89,537	88,760	93,025

Total liabilities and stockholders’ equity	$115,718	$108,533	$112,376

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(in thousands, except per share data)

	Three Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011
GAAP net loss	$(2,559)	$(6,562)	$(4,796)
Stock-based compensation:
Cost of net revenue	20	18	—
Research and development	1,481	1,448	911
Selling, general and administrative	832	757	521

Total stock-based compensation	2,333	2,223	1,432
Share-based bonus plan*	1,493	982	—
Acquisition of technology licenses	—	285	3,298
Estimated export compliance and IP litigation costs	495	1,118	—
Income taxes**	—	—	(487)

Non-GAAP net income (loss)	$1,762	$(1,954)	$(553)

Shares used in computing non-GAAP basic net income (loss) per share	33,578	33,312	32,442

Shares used in computing GAAP diluted net income (loss) per share	33,578	33,312	32,442
Dilutive common stock equivalents	917	—	—

Shares used in computing non-GAAP diluted net income (loss) per share	34,495	33,312	32,442

Non-GAAP basic net income (loss) per share	$0.05	$(0.06)	$(0.02)

Non-GAAP diluted net income (loss) per share	$0.05	$(0.06)	$(0.02)

*	Share-based bonus plan for the three months ended June 30, 2012 and March 31, 2012 relates to an accrual related to our performance based bonus plan for 2012, which if we achieve will be settled in stock in 2013.
**	Income taxes for the three months ended June 30, 2011 excludes the related tax effect of stock-based compensation.

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(in thousands, except per share data)

	Six Months Ended June 30,
	2012	2011
GAAP net loss	$(9,121)	$(5,944)
Stock-based compensation:
Cost of net revenue	38	23
Research and development	2,929	1,706
Selling, general and administrative	1,589	1,308

Total stock-based compensation	4,556	3,037
Share-based bonus plan*	2,475	—
Acquisition of technology licenses	285	3,298
Estimated export compliance and IP litigation costs	1,613	—
Income taxes**	—	(1,033)

Non-GAAP net loss	$(192)	$(642)

Shares used in computing non-GAAP basic net loss per share	33,445	32,241
Shares used in computing non-GAAP diluted net loss per share	33,445	32,241

Non-GAAP basic net loss per share	$(0.01)	$(0.02)

Non-GAAP diluted net loss per share	$(0.01)	$(0.02)

*	Share-based bonus plan for the six months ended June 30, 2012 relates to an accrual related to our performance based bonus plan for 2012, which if we achieve will be settled in stock in 2013.
**	Income taxes for the six months ended June 30, 2011 excludes the related tax effect of stock-based compensation.

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011
GAAP gross profit as a % of revenue	61.9%	60.1%	63.2%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%	—

Non-GAAP gross profit as a % of revenue	62.0%	60.2%	63.2%

GAAP loss from operations as a % of revenue	(10.2)%	(31.2)%	(31.4)%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%	—
Research and development	6.1%	7.0%	5.0%
Selling, general and administrative	3.4%	3.7%	2.9%
Share-based bonus plan	6.1%	4.7%	—
Acquisition of technology licenses	—	1.4%	18.2%
Estimated export compliance and IP litigation costs	2.0%	5.4%	—

Non-GAAP income (loss) from operations as a % of revenue	7.5%	(8.9)%	(5.3%)

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Six Months Ended June 30,
	2012	2011
GAAP gross profit as a % of revenue	61.1%	63.6%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%

Non-GAAP gross profit as a % of revenue	61.2%	63.7%

GAAP loss from operations as a % of revenue	(19.8)%	(21.6)%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%
Research and development	6.5%	4.9%
Selling, general and administrative	3.5%	3.7%
Share-based bonus plan	5.5%	—
Acquisition of technology licenses	0.6%	9.4%
Estimated export compliance and IP litigation costs	3.6%	—

Non-GAAP loss from operations as a % of revenue	—	(3.5)%